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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - November 8, 2000


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                               THE MONY GROUP INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     1-14603                 13-3976138
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         Incorporation)                                     Identification No.)

             1740 Broadway
          New York, New York                                       10019
(Address of principal executive offices)                         (Zip Code)


                                 (212) 708-2000
              (Registrant's telephone number, including area code)


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                                       N/A
             (Former name or address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On November 8, 2000, The MONY Group Inc. issued a news release reporting financial results for the three-month and nine-month periods ended September 30, 2000. The news release is included herewith as Exhibit 99 and is incorporated in this Item 5 by reference thereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

         99   News release of The MONY Group Inc. dated November 8, 2000.







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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE MONY GROUP INC.



                                            By:    /s/ Bart Schwartz
                                               ---------------------------------
                                                 Bart Schwartz
                                                 Senior Vice President and
                                                 General Counsel


Date: November 8, 2000


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                                  EXHIBIT INDEX

Exhibit No.        Description
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99                 News release of The MONY Group Inc. dated November 8, 2000.